EXHIBIT 99.1
July 28, 2005
JANUS ANNOUNCES SECOND QUARTER 2005 FINANCIAL RESULTS

Second quarter GAAP earnings of $0.12 per diluted share and
adjusted earnings of $0.11 per diluted share

Long-term net outflows of $2.1 billion for quarter; $0.1 billion excluding ING redemption

Janus Investment Fund (“JIF”) equity funds continue strong investment performance

DENVER - Janus Capital Group Inc. (NYSE: JNS) today reported second quarter GAAP net income of $25.7 million, or $0.12 per diluted share, compared with net income of $19.6 million, or $0.09 per diluted share, in the first quarter of 2005.
To provide a more comparable basis for evaluating Janus’ operating results and financial performance over time, Janus management analyzes results after adjusting for certain items that are neither ongoing nor operational in nature. (Please refer to the reconciliation of GAAP to adjusted financials on pages 9 and 10.)
Excluding these items, second quarter 2005 adjusted net income was $24.7 million, or $0.11 per diluted share, compared with $24.1 million, or $0.11 per diluted share, in the first quarter of 2005. Investment Management operating margins on a GAAP basis for the second quarter of 2005 were 21.0% compared with 20.6% in the first quarter of 2005. Investment Management operating margins on an adjusted basis for the second quarter of 2005 were 23.0% compared with 21.6% in the first quarter of 2005.
Janus Chairman and CEO Steve Scheid said that despite promising trends the company still needs to improve certain financial indicators, especially its investment management margin.

“We’ve set very ambitious goals for turning the tide on flows and our results this quarter show that we’re headed in the right direction,” Scheid said. “The modest increase in our adjusted investment management operating margin is good news, but we clearly aren’t where we need to be. We’re committed to improving our margins — and we’re planning to do so without compromising fund performance or the investments we’ve made to expand our distribution.”
Flows and Assets Under Management
Average assets under management in the second quarter were $129.3 billion versus $133.8 billion in the first quarter of 2005. At June 30, 2005, assets under management (AUM) were $130.3 billion compared with $131.8 billion at March 31, 2005. The change in assets in the second quarter reflects long-term net outflows of $2.1 billion (including ING), disposition of Vontobel assets in the amount of $0.2 billion, money market net outflows of $1.8 billion and market appreciation of $2.6 billion. Long-term net outflows of $2.1 billion were relatively flat compared with net outflows of $1.9 billion in the first quarter of 2005. Excluding the previously disclosed ING redemption of $2.0 billion, net outflows for the second quarter were $0.1 billion.
INTECH’s strong investment performance in the mathematical discipline led to net sales of $3.8 billion in the quarter compared with $2.0 billion in the first quarter. INTECH assets under management at June 30, 2005 were $31.7 billion, double its asset base from the beginning of the second quarter of 2004.
A breakdown of flows by channel can be found on page 11 and details on flows by discipline can be found on page 12.
Investment Management
Investment Management performance remained strong in the second quarter. As of June 30, 2005, approximately 65% of the funds in the company’s primary retail fund family, Janus Investment Funds (JIF), were in the top half of their Lipper categories on a one-year total return basis. More than 59% of the JIF funds were in the top half of their Lipper categories on a three-

year total return basis. Detailed Lipper rankings and performance data for all JIF funds begins on page 13.
Key highlights of investment performance as of quarter-end included:
•	90% of JIF funds rank in the top half of their Lipper categories since portfolio manager inception.

•	The Janus Adviser (JAD) Forty Fund I-share class is the number-one large-cap growth fund in its Lipper category on a one-year, total-return basis.

•	The Janus Twenty Fund and the Janus Contrarian Fund both performed in the top 1% of funds in their respective Lipper categories on a one-year basis and in the top 3% and 2%, respectively, on a three-year basis.

•	Janus Overseas Fund moved to the first Lipper quartile for one- and three-year performance as of June 30, 2005 after finishing in the fourth quartile for one-year performance as of March 31, 2005.
Janus President and Chief Investment Officer Gary Black said the company’s investment performance reflects its ability to leverage Janus’ research expertise and broader stock coverage.
“Given our continued strong performance, we believe Janus is well positioned when growth investing returns to favor,” Black said. “In our primary fund family, 81% of our Janus-managed equity funds ranked in the first or second Lipper quartiles for their categories for the one-year period ended June 30, 2005. For the three-year period, 63% of those funds finished in the top two Lipper quartiles based on total returns.”

Financial Discussion — Second Quarter 2005 vs. First Quarter 2005
Financial Highlights
(dollars in millions except per share data or as noted)

	GAAP Results		Adjusted Results
	Three Months Ended		Three Months Ended
	June 30,	March 31,	June 30,	March 31,
	2005	2005	2005	2005
Investment Management Segment
Average Assets($ bn)	$129.3	$133.8	$129.3	$133.8
Ending AUM ($ bn)	$130.3	$131.8	$130.3	$131.8
Revenues	$208.7	$216.0	$208.7	$216.0
Operating Expenses	$164.8	$171.6	$160.6	$169.4
Operating Income	$43.9	$44.4	$48.1	$46.6
Operating Margin	21.0%	20.6%	23.0%	21.6%

Consolidated Net income	$25.7	$19.6	$24.7	$24.1
Diluted earnings per share	$0.12	$0.09	$0.11	$0.11
Common Stock Repurchases (shares mm)	3.8	7.0	3.8	7.0
$ mm Shares Repurchased	$55.3	$100.0	$55.3	$100.0
Adjusted Investment Management Segment
Second quarter 2005 adjusted operating margins improved to 23.0% from 21.6% in the first quarter, despite a revenue decline of $7.3 million from $216.0 million in the first quarter of 2005 to $208.7 million in the second quarter of 2005. The decline in revenues reflects a reduction in average assets under management and a decline in performance fees due to timing of contracts at INTECH.
Adjusted operating expenses decreased $8.8 million, principally due to decreases in compensation, advertising and general and administrative costs. Advertising expenses for the second half of 2005 should decrease further to be in the range of $3 million to $4 million for the period.
Printing and Fulfillment Segment
Janus’ Printing and Fulfillment business, Rapid Solutions Group, had an operating loss of $4.1 million in the second quarter of 2005 compared with a $3.1 million loss in the first quarter of 2005. The second quarter loss was primarily driven by expected lower seasonal volumes.

Capital and Liquidity
At June 30, 2005, Janus had stockholders’ equity of $2.6 billion, cash and investments of $904.9 million and $376.9 million of debt outstanding. As part of the company’s active management of its capital and liquidity position, Janus repurchased $55.3 million of its common shares in the second quarter (3.8 million shares) at an average price of $14.55 per share. Since July 2004, when the Board of Directors authorized the current $500 million share repurchase plan, Janus has repurchased $238.9 million (or 16.4 million shares) in the public markets at an average price of $14.54.
Second Quarter 2005 Earnings Call Information
Janus Capital Group will discuss its results during a conference call on Thursday, July 28th at 10 a.m. Eastern Daylight Time. The call-in number will be 877-301-7574. Anyone outside the U.S. or Canada should call 706-643-3623. The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com) approximately one hour prior to the call. For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.
Based in Denver, Colorado, Janus Capital Group Inc. is a leading asset manager offering individual investors and institutional clients complementary asset management disciplines through the firm’s global distribution network. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. In addition, Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

Investor Relations Contacts:	Media Contacts:
Steve Belgrad, 303-394-7706	Shelley Peterson, 303-316-5625
Tamar Gerber, 303-336-4092	Blair Johnson, 720-210-1439
###
Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.
Data presented reflects past performance, which is no guarantee of future results. Rankings referenced exclude money markets.
Funds distributed by Janus Distributors LLC (4/05).
This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2004, on file with the Securities and Exchange Commission (Commission file no. 001-15253). Many of these factors are beyond the control of the Company and its management. Any forward-looking statements contained in this release are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

JANUS CAPITAL GROUP INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
GAAP BASIS
(dollars in millions, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2005	2005	2004	2004	2004
Investment Management Revenues:
Investment management fees	$167.3	$173.1	$176.5	$170.2	$187.9
Shareowner servicing fees and other	41.4	42.9	45.0	45.0	47.3

Total	208.7	216.0	221.5	215.2	235.2

Investment Management Operating Expenses:
Employee compensation and benefits	69.4	71.3	61.4	56.7	70.7
Long-term incentive compensation	18.5	19.0	37.1	22.0	25.4
Marketing and fulfillment	9.0	9.7	9.2	6.5	8.8
Distribution	25.9	27.1	29.5	29.2	31.6
Depreciation and amortization	9.4	10.2	11.1	11.5	12.3
General, administrative and occupancy	38.6	32.1	39.1	31.8	35.2
Restructuring and impairments	—	5.5	—	10.2	—
Provision for mutual fund investigation, net of recoveries	(6.0)	(3.3)	—	—	6.0

Total	164.8	171.6	187.4	167.9	190.0

Investment Management Operating Income	43.9	44.4	34.1	47.3	45.2

Printing and Fulfillment Revenue	20.6	23.0	18.3	22.6	23.6
Printing and Fulfillment Operating Expenses	22.8	24.2	24.7	25.0	25.3
Printing and Fulfillment Intangibles Amortization	1.9	1.9	1.9	1.9	1.9

Printing and Fulfillment Operating Loss	(4.1)	(3.1)	(8.3)	(4.3)	(3.6)

Interest expense	(7.2)	(7.2)	(7.2)	(4.8)	(11.6)
Gain on disposition of DST common shares	—	—	—	—	228.0
Loss on early extinguishment of debt	—	—	—	—	(55.5)
Other, net	11.4	9.3	8.6	4.9	2.9
Income tax benefit (provision)	(15.7)	(21.4)	(7.7)	5.5	(78.7)
Equity in earnings of unconsolidated affiliates	1.7	1.7	1.8	1.6	1.6
Minority interest in consolidated earnings	(4.3)	(4.1)	(3.1)	(2.9)	(2.2)

Net Income	$25.7	$19.6	$18.2	$47.3	$126.1

Basic earnings per share
Weighted average common shares outstanding (in millions)	221.0	226.0	228.7	231.8	232.2
Basic earnings per share	$0.12	$0.09	$0.08	$0.20	$0.54

Diluted earnings per share
Weighted average diluted common shares outstanding (in millions)	221.8	227.1	229.9	233.0	234.0
Diluted earnings per share	$0.12	$0.09	$0.08	$0.20	$0.54

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
ADJUSTED BASIS
(dollars in millions, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2005	2005	2004	2004	2004
Investment Management Revenues:
Investment management fees	$167.3	$173.1	$176.5	$170.2	$187.9
Shareowner servicing fees and other	41.4	42.9	45.0	45.0	47.3

Total	208.7	216.0	221.5	215.2	235.2

Investment Management Operating Expenses:
Employee compensation and benefits	66.2	71.3	61.4	54.1	52.5
Long-term incentive compensation	18.5	19.0	22.1	22.0	22.0
Marketing and fulfillment	9.0	9.7	9.2	6.5	8.8
Distribution	25.9	27.1	29.5	29.2	31.6
Depreciation and amortization	9.4	10.2	11.1	11.5	12.3
General, administrative and occupancy	31.6	32.1	39.1	31.8	35.2

Total	160.6	169.4	172.4	155.1	162.4

Investment Management Operating Income	48.1	46.6	49.1	60.1	72.8

Printing and Fulfillment Revenue	20.6	23.0	18.3	22.6	23.6
Printing and Fulfillment Operating Expenses	22.8	24.2	22.5	25.0	25.3
Printing and Fulfillment Intangibles Amortization	1.9	1.9	1.9	1.9	1.9

Printing and Fulfillment Operating Loss	(4.1)	(3.1)	(6.1)	(4.3)	(3.6)

Interest expense	(7.2)	(7.2)	(7.2)	(7.3)	(11.6)
Other, net	5.6	5.2	8.6	4.9	2.9
Income tax provision	(15.1)	(15.0)	(14.3)	(21.8)	(23.5)
Equity in earnings of unconsolidated affiliates	1.7	1.7	1.8	1.6	1.6
Minority interest in consolidated earnings	(4.3)	(4.1)	(3.1)	(2.9)	(2.2)

Net Income	$24.7	$24.1	$28.8	$30.3	$36.4

Basic earnings per share
Weighted average common shares outstanding (in millions)	221.0	226.0	228.7	231.8	232.2
Basic earnings per share	$0.11	$0.11	$0.13	$0.13	$0.16

Diluted earnings per share
Weighted average diluted common shares outstanding (in millions)	221.8	227.1	229.9	233.0	234.0
Diluted earnings per share	$0.11	$0.11	$0.13	$0.13	$0.16

JANUS CAPITAL GROUP INC.
Non-GAAP Reconciliations
(dollars in millions, except per share data)
Janus management analyzes historical results after adjusting for certain items that are not ongoing or are non-operational in nature. The company believes that excluding these items is useful to management and investors because it provides a more comparable basis for evaluating Janus’ operating results and financial performance over time. Internally, these adjusted results are used to evaluate the performance of the company.

	Three Months Ended June 30, 2005
			Investment
	Investment	Non-GAAP	Management	Printing and	Adjusted
	Management	Adjustments	Adjusted	Fulfillment	Total
Revenues	$208.7	$—	$208.7	$20.6	$229.3

Operating expenses	62.8	—	62.8	24.7	87.5
Employee compensation and benefits	69.4	(3.2)[1]	66.2	—	66.2
General, administrative and occupancy	38.6	(7.0)[2]	31.6	—	31.6
Provision for mutual fund investigation, net of recoveries	(6.0)	6.0 [3]	—	—	—

Total	164.8	(4.2)	160.6	24.7	185.3

Operating Income (Loss)	43.9	4.2	48.1	(4.1)	44.0
Operating Margin	21.0%		23.0%	-19.9%	19.2%

Interest expense	(7.2)	—	(7.2)	—	(7.2)
Other income (expense)	11.1	(5.8)[4]	5.3	0.3	5.6
Income tax benefit (provision)	(17.1)	0.6 [5]	(16.5)	1.4	(15.1)
Equity earnings in unconsolidated affiliates	1.7	—	1.7	—	1.7
Minority interest in consolidated earnings	(4.3)	—	(4.3)	—	(4.3)

Net Income (Loss)	$28.1	$(1.0)	$27.1	$(2.4)	$24.7

Diluted Earnings (Loss) per Share	$0.13	$—	$0.12	$(0.01)	$0.11

Average Assets Under Management (Billions)	$129.3

	Three Months Ended March 31, 2005
			Investment
	Investment	Non-GAAP	Management	Printing and	Adjusted
	Management	Adjustments	Adjusted	Fulfillment	Total
Revenues	$216.0	$—	$216.0	$23.0	$239.0

Operating expenses	169.4	—	169.4	26.1	195.5
Restructuring and impairments	5.5	(5.5)[6]	—	—	—
Provision for mutual fund investigation	(3.3)	3.3 [3]	—	—	—

Total	171.6	(2.2)	169.4	26.1	195.5

Operating Income (Loss)	44.4	2.2	46.6	(3.1)	43.5
Operating Margin	20.6%		21.6%	-13.5%	18.2%

Interest expense	(7.2)	—	(7.2)	—	(7.2)
Other income (expense)	9.0	(4.1)[4]	4.9	0.3	5.2
Income tax benefit (provision)	(22.4)	6.4 [5]	(16.0)	1.0	(15.0)
Equity earnings in unconsolidated affiliates	1.7	—	1.7	—	1.7
Minority interest in consolidated earnings	(4.1)	—	(4.1)	—	(4.1)

Net Income (Loss)	$21.4	$4.5	$25.9	$(1.8)	$24.1

Diluted Earnings (Loss) per Share	$0.09	$0.02	$0.11	$(0.01)	$0.11

Average Assets Under Management (Billions)	$133.8

	Three Months Ended December 31, 2004
			Investment			Printing and
	Investment	Non-GAAP	Management	Printing and	Non-GAAP	Fulfillment	Adjusted
	Management	Adjustments	Adjusted	Fulfillment	Adjustments	Adjusted	Total
Revenues	$221.5	$—	$221.5	$18.3	$—	$18.3	$239.8

Operating expenses	150.3	—	150.3	24.4	—	24.4	174.7
Long-term incentive compensation	37.1	(15.0)[7]	22.1	—	—	—	22.1
Restructuring and impairments	—	—	—	2.2	(2.2)[12]	—	—

Total	187.4	(15.0)	172.4	26.6	(2.2)	24.4	196.8

Operating Income (Loss)	34.1	15.0	49.1	(8.3)	2.2	(6.1)	43.0
Operating Margin	15.4%		22.2%	-45.4%		-33.3%	17.9%

Other income (expense)	—	—	—	0.1	—	0.1	0.1
Income tax benefit (provision)	(11.1)	(5.7)[5]	(16.8)	3.4	(0.9)[5]	2.5	(14.3)

Net Income (Loss)	$23.0	$9.3	$32.3	$(4.8)	$1.3	$(3.5)	$28.8

Diluted Earnings (Loss) per Share	$0.10	$0.04	$0.14	$(0.02)	$0.01	$(0.01)	$0.13

Average Assets Under Management (Billions)	$134.9
See notes to non-GAAP adjustments on the following page

JANUS CAPITAL GROUP INC.
Non-GAAP Reconciliations (continued)
(dollars in millions, except per share data)

	Three Months Ended September 30, 2004
			Investment
	Investment	Non-GAAP	Management	Printing and	Adjusted
	Management	Adjustments	Adjusted	Fulfillment	Total
Revenues	$215.2	$—	$215.2	$22.6	$237.8

Operating expenses	101.0	—	101.0	26.9	127.9
Employee compensation and benefits	56.7	(2.6)[8]	54.1	—	54.1
Restructuring and impairments	10.2	(10.2)[9]	—	—	—

Total	167.9	(12.8)	155.1	26.9	182.0

Operating Income (Loss)	47.3	12.8	60.1	(4.3)	55.8
Operating Margin	22.0%		27.9%	-19.0%	23.5%

Interest expense	(4.8)	(2.5)[5]	(7.3)	—	(7.3)
Other income (expense)	4.7	—	4.7	0.2	4.9
Income tax benefit (provision)	3.8	(27.3)[5]	(23.5)	1.7	(21.8)
Equity earnings in unconsolidated affiliates	1.6	—	1.6	—	1.6
Minority interest in consolidated earnings	(2.9)	—	(2.9)	—	(2.9)

Net Income (Loss)	$49.7	$(17.0)	$32.7	$(2.4)	$30.3

Diluted Earnings (Loss) per Share	$0.21	$(0.07)	$0.14	$(0.01)	$0.13

Average Assets Under Management (Billions)	$129.2

	Three Months Ended June 30, 2004
			Investment
	Investment	Non-GAAP	Management	Printing and	Adjusted
	Management	Adjustments	Adjusted	Fulfillment	Total
Revenues	$235.2	$—	$235.2	$23.6	$258.8

Operating expenses	94.5	—	94.5	25.4	119.9
Employee compensation and benefits	70.7	(18.2)[8]	52.5	1.8	54.3
Long-term incentive compensation	18.8	(3.4)[8]	15.4	—	15.4
Provision for mutual fund investigation	6.0	(6.0)[3]	—	—	—

Total	190.0	(27.6)	162.4	27.2	189.6

Operating Income (Loss)	45.2	27.6	72.8	(3.6)	69.2
Operating Margin	19.2%		31.0%	-15.3%	26.7%

Interest expense	(11.6)	—	(11.6)	—	(11.6)
Gain on the disposal of DST common shares	228.0	(228.0)[10]	—	—	—
Loss on early extinguishment of debt	(55.5)	55.5 [11]	—	—	—
Other income (expense)	2.5	—	2.5	0.4	2.9
Income tax benefit (provision)	(79.7)	55.2 [5]	(24.5)	1.0	(23.5)
Equity earnings in unconsolidated affiliates	1.6	—	1.6	—	1.6
Minority interest in consolidated earnings	(2.2)	—	(2.2)	—	(2.2)

Net Income (Loss)	$128.3	$(89.7)	$38.6	$(2.2)	$36.4

Diluted Earnings (Loss) per Share	$0.55	$(0.38)	$0.16	$(0.01)	$0.16

Average Assets Under Management (Billions)	$138.6

(1)	Severance charge related to the departure of the CFO.

(2)	Accruals related to litigation reserves.

(3)	Insurance recoveries of $6.0 million in Q1 2005 and $8.4 million in Q2 2005 for costs incurred related to the mutual fund investigation, net of Q1 2005 and Q2 2005 ongoing legal fees, respectively.

(4)	Realized gain on the sale of investments. In the first and second quarters, the Company reduced its seed capital investments by $22.8 million and $26.0 million, respectively. This reduction in seed capital produced after-tax gains of $2.5 million and $3.6 million in Q1 2005 and Q2 2005, respectively.

(5)	Includes tax effect of adjustments. Q3 2004 includes the reversal of a $22.5 million tax contingency and related accrued interest of $2.5 million.

(6)	Charges related to the closure of a Bay Isle Financial LLC facility in Oakland, California, severance of a Bay Isle portfolio manager and impairment of intangibles associated with the loss of institutional accounts.

(7)	Equity awards granted on a vested basis in 2004.

(8)	Charges related to severance payments and the accelerated vesting of restricted stock as a result of executive level departures including Janus’ former CEO during Q2 2004.

(9)	Charge of $8.2 million related to the closure of Janus’ Austin, Texas facility in 2001 and the pretax loss of $2.0 million from the sale of Bay Isle Financial LLC’s Private Client Asset Management Division.

(10)	Pretax gain of $228.0 million from the sale of 7.4 million shares of DST to an unrelated third party.

(11)	Loss of $55.5 million primarily related to the premium paid to exchange old for new notes with lower interest rates.

(12)	Charges related to the closure of a non-strategic facility.

JANUS CAPITAL GROUP INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in millions)

	June 30,	December 31,
	2005	2004
Assets
Cash and cash equivalents	$575.9	$527.1
Other current assets	270.2	538.2
Investments and other assets	322.0	240.9
Property and equipment, net	61.0	62.0
Intangibles and goodwill, net	2,388.7	2,399.4

Total Assets	$3,617.8	$3,767.6

Liabilities and Stockholders’ Equity
Debt	$376.9	$377.5
Other liabilities	208.2	219.8
Deferred income taxes	402.2	435.8
Stockholders’ equity	2,630.5	2,734.5

Total Liabilities and Stockholders’ Equity	$3,617.8	$3,767.6

UNAUDITED CONDENSED CONSOLIDATED
CASH FLOW INFORMATION
(dollars in millions)

	Three Months Ended
	June 30,	March 31,	June 30,
	2005	2005	2004
Cash provided by (used in)
Operating activities	$100.1	$43.8	$45.0
Investing activities	83.4	(5.8)	315.4
Financing activities	(62.4)	(110.3)	(538.3)

Net change during period	$121.1	$(72.3)	$(177.9)

ASSETS BY CHANNEL
(dollars in billions)

		Net Flows for the
		Three Months Ended
	June 30,	June 30,	March 31,
	2005	2005	2005
Retail	$43.9	$(1.1)	$(1.2)
Global Advisors (excluding ING)	49.6	(2.2)	(2.6)
Institutional	36.8	3.2	1.9

Total	$130.3	$(0.1)	$(1.9)

Note: Flows exclude institutional money market

JANUS CAPITAL GROUP INC.
ASSETS & FLOWS BY INVESTMENT DISCIPLINE
(dollars in billions)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	June 30, 2004	September 30, 2004	December 31, 2004	March 31, 2005	June 30, 2005
Growth/Blend
Beginning of period assets	$78.9	$74.3	$68.2	$71.4	$66.3
Acquisitions (dispositions)	—	—	—	—	—
Sales	1.8	1.1	1.5	2.2	1.6
Redemptions	8.1	4.4	6.0	4.8	5.2

Net Sales (redemptions)	(6.3)	(3.3)	(4.6)	(2.6)	(3.7)
Market appreciation	1.6	(2.8)	7.9	(2.5)	2.0

End of period assets	$74.3	$68.2	$71.4	$66.3	$64.7

Global/International
Beginning of period assets	$21.7	$16.9	$15.1	$14.6	$13.4
Acquisitions (dispositions)	—	—	—	—	—
Sales	0.5	0.3	0.3	0.4	0.3
Redemptions	3.4	1.8	2.4	1.5	1.9

Net Sales (redemptions)	(2.9)	(1.6)	(2.2)	(1.2)	(1.7)
Market appreciation	(1.8)	(0.2)	1.8	—	(0.2)

End of period assets	$16.9	$15.1	$14.6	$13.4	$11.5

Mathematical/Quantitative *
Beginning of period assets	$15.5	$17.5	$20.1	$25.8	$27.6
Acquisitions (dispositions)	—	—	—	—	—
Sales	2.0	3.0	4.1	2.4	4.0
Redemptions	0.6	0.2	0.2	0.4	0.3

Net Sales (redemptions)	1.4	2.8	3.9	2.0	3.8
Market appreciation	0.6	(0.1)	1.8	(0.3)	0.4

End of period assets	$17.5	$20.1	$25.8	$27.6	$31.7

Fixed Income
Beginning of period assets	$6.7	$6.0	$5.9	$6.2	$5.9
Acquisitions (dispositions)	—	—	—	—	—
Sales	0.3	0.3	0.7	0.4	0.3
Redemptions	0.8	0.5	0.6	0.5	0.4

Net Sales (redemptions)	(0.5)	(0.2)	0.1	(0.2)	(0.2)
Market appreciation	(0.1)	0.1	0.3	(0.1)	0.1

End of period assets	$6.0	$5.9	$6.2	$5.9	$5.7

Value
Beginning of period assets	$9.2	$9.6	$9.1	$10.2	$10.2
Acquisitions (dispositions)	—	(0.6)	—	—	(0.2)
Sales	0.9	0.8	1.0	1.0	0.7
Redemptions	0.6	0.6	0.8	1.0	1.0

Net Sales (redemptions)	0.3	0.2	0.1	0.1	(0.4)
Market appreciation	0.1	—	0.8	—	0.4

End of period assets	$9.6	$9.1	$10.2	$10.2	$10.0

Money Market
Beginning of period assets	$13.0	$11.1	$11.8	$10.8	$8.5
Acquisitions (dispositions)	—	—	—	—	—
Sales	21.5	20.0	19.5	12.3	9.2
Redemptions	23.4	19.4	20.5	14.6	11.0

Net Sales (redemptions)	(1.9)	0.6	(1.0)	(2.3)	(1.8)
Market appreciation	—	—	—	—	—

End of period assets	$11.1	$11.8	$10.8	$8.5	$6.7

Total
Beginning of period assets	$145.0	$135.4	$130.2	$139.0	$131.8
Acquisitions (dispositions)	—	(0.6)	—	—	(0.2)
Sales	27.1	25.5	27.1	18.6	16.3
Redemptions	37.0	27.1	30.6	22.8	20.2

Net Sales (redemptions)	(9.9)	(1.6)	(3.5)	(4.2)	(3.9)
Market appreciation	0.3	(3.0)	12.3	(3.0)	2.6

End of period assets	$135.4	$130.2	$139.0	$131.8	$130.3

Total Excluding Money Markets
Beginning of period assets	$132.0	$124.3	$118.4	$128.2	$123.3
Acquisitions (dispositions)	—	(0.6)	—	—	(0.2)
Sales	5.6	5.5	7.5	6.3	6.9
Redemptions	13.6	7.7	10.1	8.2	9.0

Net Sales (redemptions)	(8.0)	(2.2)	(2.6)	(1.9)	(2.1)
Market appreciation	0.3	(3.0)	12.4	(3.0)	2.6

End of period assets	$124.3	$118.4	$128.2	$123.3	$123.6

Total Excluding Mathematical/Quantitative & Money Markets
Beginning of period assets	$116.5	$106.8	$98.3	$102.4	$95.7
Acquisitions (dispositions)	—	(0.6)	—	—	(0.2)
Sales	3.6	2.5	3.4	3.9	2.8
Redemptions	13.0	7.5	9.9	7.8	8.7

Net Sales (redemptions)	(9.4)	(5.0)	(6.5)	(3.9)	(5.9)
Market appreciation	(0.3)	(2.9)	10.6	(2.7)	2.2

End of period assets	$106.8	$98.3	$102.4	$95.7	$91.9

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented. Therefore totals and subtotals may not foot.
*Market appreciation for the three months ended March 31, 2005 has been restated from amounts previously disclosed reducing total assets by $0.4 billion.

Janus Investment Fund

		Lipper Rankings Based
		on Total Returns as of 6/30/05
		1-Year		3-Year		5-Year		10-Year
		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /
	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds
Growth Funds

Janus Enterprise Fund	Mid-Cap Growth Funds	23	124 / 543	10	43 / 435	92	282 / 306	57	65 / 114

Janus Fund	Large-Cap Growth Funds	82	539 / 663	56	302 / 545	64	273 / 432	44	62 / 140

Janus Mercury Fund	Large-Cap Growth Funds	28	184 / 663	9	44 / 545	72	311 / 432	9	12 / 140

Janus Olympus Fund	Multi-Cap Growth Funds	47	197 / 419	72	257 / 358	74	183 / 247	—	—

Janus Orion Fund	Multi-Cap Growth Funds	9	35 / 419	8	28 / 358	39	95 / 247	—	—

Janus Twenty Fund(1)	Large-Cap Growth Funds	1	4 / 663	3	15 / 545	62	266 / 432	2	2 / 140

Janus Venture Fund(1)	Small-Cap Growth Funds	27	141 / 522	15	62 / 439	65	206 / 320	41	37 / 90

Core Funds

Janus Balanced Fund	Balanced Funds	27	162 / 616	58	264 / 457	54	198 / 367	6	9 / 163

Janus Core Equity Fund	Large-Cap Core Funds	3	22 / 908	20	151 / 774	19	116 / 618	—	—

Janus Growth and Income Fund	Large-Cap Core Funds	3	21 / 908	25	192 / 774	52	318 / 618	3	5 / 231

Janus Risk-Managed Stock Fund	Multi-Cap Core Funds	10	70 / 751	—	—	—	—	—	—

Janus Contrarian Fund	Multi-Cap Core Funds	1	4 / 751	2	10 / 538	24	89 / 382	—	—

Income Funds

Janus Federal Tax-Exempt Fund(2)	General Muni Debt Funds	75	210 / 281	75	192 / 257	77	174 / 225	66	96 / 146

Janus Flexible Bond Fund(3)	Intermediate Inv Grade Debt Funds	52	234 / 451	18	70 / 392	49	133 / 273	9	12 / 137

Janus High-Yield Fund	High Current Yield Funds	39	161 / 419	93	325 / 352	42	120 / 290	—	—

Janus Short-Term Bond Fund	Short Investment Grade Debt Funds	63	133 / 211	40	57 / 144	51	55 / 107	26	15 / 58

International/Global Funds

Janus Global Life Sciences Fund	Health/Biotechnology Funds	27	48 / 180	48	75 / 157	67	64 / 95	—	—

Janus Global Opportunities Fund	Global Funds	96	312 / 325	71	190 / 269	—	—	—	—

Janus Global Technology Fund	Science & Technology Funds	37	105 / 284	72	191 / 265	66	121 / 185	—	—

Janus Overseas Fund	International Funds	2	17 / 856	24	167 / 714	77	398 / 522	5	8 / 178

Janus Worldwide Fund	Global Funds	83	269 / 325	98	262 / 269	96	188 / 196	41	27 / 66

Value Funds

Janus Mid Cap Value Fund — Inv(4)	Mid-Cap Value Funds	67	159 / 239	36	69 / 191	16	16 / 101	—	—

Janus Small Cap Value Fund — Inv.(1,4)	Small-Cap Core Funds	58	343 / 596	83	392 / 476	16	53 / 332	—	—

	Percent of JIF Funds per Lipper Quartile based on Total Returns
	1-Year	3-Year	5-Year	10-Year

1st Quartile	34.9%	45.5%	19.1%	50.0%

2nd Quartile	30.4	13.6	14.3	33.3

3rd Quartile	21.7	27.3	47.6	16.7

4th Quartile	13.0	13.6	19.0	0.0

Janus Adviser Funds — I Shares

Growth Funds

Janus Adviser Forty(5)	Large-Cap Growth Funds	1	1 / 663	8	42 / 545	10	41 / 432	—	—

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested.
1.	Closed to new investors.

2.	Effective 02/25/05, Sharon Pichler is no longer the portfolio manager of Janus Federal Tax-Exempt Fund, and Doug Nelson is now the Fund portfolio manager.

3.	Effective February 28, 2005, Janus Flexible Income Fund changed its name to Janus Flexible Bond Fund and added to its investment policy to state that at least 80% of its net assets (plus borrowings for investment purposes) will be invested in bonds.

4.	Ranking is for the investor share class only; other classes may have different performance characteristics.

5.	Ranking is for I- share class only; other classes may have different performance characteristics.

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-975-9932 or visit www.janus.com for performance current to the most recent month-end.
See notes to performance on the following page.
  Janus Investment Fund (“JIF”)

		Average Annual Total Returns (%) for Periods Ended 6/30/05(1)
	Inception					Life of
	Date	1 Year	3 Year	5 Year	10 Year	Fund
Growth Funds

Janus Fund	2/70	(0.04)	5.26	(9.85)	7.42	13.83

Janus Twenty Fund(2,3)	4/85	11.91	11.81	(9.64)	11.42	13.25

Janus Mercury Fund	5/93	4.62	9.57	(10.69)	9.61	12.40

Janus Olympus Fund	12/95	5.76	7.13	(11.47)	—	10.89

Janus Enterprise Fund	9/92	10.66	13.61	(13.80)	8.04	10.86

Janus Venture Fund(2,4)	4/85	9.51	14.21	(5.61)	9.65	13.42

Janus Orion Fund(5)	6/00	11.88	13.87	(6.17)	—	(6.17)

Core Funds

Janus Growth and Income Fund	5/91	10.72	7.52	(3.37)	12.90	13.29

Janus Balanced Fund (6)	9/92	7.73	6.56	1.48	10.78	11.24

Janus Contrarian Fund(5)	2/00	18.75	16.93	3.99	—	6.00

Janus Core Equity Fund(7)	6/96	10.60	7.99	(0.80)	—	12.15

Janus Risk-Managed Stock Fund(8,9)	2/03	12.78	—	—	—	22.17

International/Global Funds

Janus Worldwide Fund(8)	5/91	5.81	2.75	(10.05)	7.90	10.62

Janus Overseas Fund(4,5,8)	5/94	22.04	12.19	(4.94)	11.41	10.92

Janus Global Life Sciences Fund(8)	12/98	7.16	9.57	(1.73)	—	10.00

Janus Global Technology Fund(4,5,8)	12/98	(2.10)	6.27	(20.52)	—	0.73

Janus Global Opportunities Fund(8)	6/01	1.97	7.83	—	—	8.51

Value Funds

Janus Small Cap Value Fund — Inv.(2,10)	10/87	10.05	10.11	14.60	16.23	14.63

Janus Mid Cap Value Fund — Inv.(11)	8/98	12.26	14.53	16.38	—	18.13

Income Funds

Janus Flexible Income Fund(12,13,14)	7/87	6.17	6.22	6.73	6.98	7.89

Janus High-Yield Fund(8,12,13,14)	12/95	9.35	9.30	6.36	—	8.39

Janus Short-Term Bond Fund(12,13,15)	9/92	1.97	2.75	4.33	5.11	4.81

Janus Federal Tax-Exempt Fund(12,13,15,16)	5/93	6.24	4.33	5.30	5.10	4.79

Janus Adviser Funds — I Shares

Growth Funds

Janus Adviser Forty(3,17)	5/97	16.62	9.80	(3.30)	—	12.81

     Total return includes reinvestment of dividends and capital gains.
1)	All figures unaudited.

2)	Closed to new investors.

3)	Returns have sustained significant gains and losses due to market volatility in the health care sector.

4)	This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).

5)	This Fund may have significant exposure to emerging markets which may lead to greater price volatility.

6)	Effective May 1, 2005, Karen L. Reidy is no longer the Portfolio Manager of the Janus Balanced Fund and Gibson Smith and Marc Pinto are now co-managers of the Fund.

7)	Effective May 1, 2005, Karen L. Reidy is no longer the Portfolio Manager of Janus Core Equity Fund and Minyoung Sohn is now the Portfolio Manager of the Fund.

8)	A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

9)	The voluntary waiver of the Fund’s management fee terminated on June 25, 2004. Without such waivers total returns from inception to June 24, 2004 would have been lower.

10)	Returns shown for Janus Small Cap Value Fund prior to April 21, 2003 are those of Berger Small Cap Value Fund.

11)	Returns shown for Janus Mid Cap Value Fund prior to April 21, 2003 are those of Berger Mid Cap Value Fund.

12)	Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the fund by the Portfolio Manager.

13)	As of June 30, 2005, 30-day SEC Yield was 3.60% on Janus Federal Tax-Exempt Fund, 3.85% on Janus Flexible Bond Fund, 6.37% on Janus High-Yield Fund and 3.45% on Janus Short-Term Bond Fund.

14)	Adviser has agreed to waive a portion of the Fund’s expenses if they exceed the designated cap. If during the periods shown, the Fund’s actual expenses exceeded the cap, its total return would have been lower. There were no waivers in effect for the most recent period presented.

15)	Janus Capital has contractually agreed to waive Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s total operating expenses to the levels indicated in the prospectus until at least March 1, 2006. Without such waivers, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s yield would have been 2.46% and 2.40%, respectively and total returns would have been lower.

16)	Income may be subject to state or local taxes and to a limited extent certain federal tax. Capital gains are subject to federal, state and local taxes.

17)	Janus Adviser Forty commenced operations on 8/1/00, after the reorganization of the Retirement Shares of Janus Aspen Series into the Funds. The returns for the reorganized Funds reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization.
Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance.
A fund’s performance may be affected by risks that include those associated with non-diversification, investments in foreign securities, non-investment grade debt securities, undervalued companies or companies with a relatively small market capitalization. Please see a Janus prospectus for more detailed information.